UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 23, 2004


                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                        000-30451                       88-0429856
 ---------------                  -----------                    --------------
 (State or other                  (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                      Number)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (865) 765-0709 not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS EXHIBITS

         (c) Exhibits

                  99.1 Press Release issued March 23, 2004 regarding letter of intent with Paolo Nevada

                  99.2 Press Release issued March 24, 2004 regarding first quarter earnings

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This Current Report On Form 8-K and the press release incorporate by reference herein are furnished by Eline Entertainment Group, Inc. (the "Company") pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 15 of the Securities Exchange Act of 1934.

         On March 24, 2004, the Company issued a press release regarding its earnings for the first quarter of fiscal 2004. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.2.

         In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), the press release contains non-GAAP financial measures that exclude net income items described in the press release. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: March 25, 2004                    By: /s/ Barry A. Rothman
                                            --------------------
                                        Barry A. Rothman, President